SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                               ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 12, 1997


                              Providian Corporation
             (Exact name of Registrant as Specified in its Charter)

            Delaware                        1-6701           51-0108922
(State or Other jurisdiction  (Commmission File Number)   (IRS Employer
 of Incorporation)                                         Identification No.)


Providian Center, 400 West Market Street, Louisville,  Kentucky    40202
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (502) 560-2000



          Not Applicable
    (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On December 30, 1996, the Registrant announced its intent to spin-off its wholly owned subsidiary Providian Bancorp, Inc. to the shareholders of the Registrant (the "Distribution") in connection with the merger of Registrant's insurance operations with AEGON U.S.A., a wholly owned subsidiary of AEGON N.V. On February 4, 1997, a subsidiary trust of Providian Bancorp, Inc. issued $160 million of capital securities. The attached exhibit provides certain historical financial information of Providian Bancorp, Inc. as well as certain pro forma financial information of Providian Bancorp, Inc., giving effect to the proposed Distribution and the issuance of the capital securities.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.    Exhibit 99.1

       Pro Forma Condensed Financial Statements of Providian Bancorp, Inc.
          and Subsidiaries
       Consolidated Financial Statements of Providian Bancorp, Inc. and
          Subsidiaries

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           PROVIDIAN CORPORATION


                                            By:_________________________________
                                                          Name: Robert L. Walker
                                          Title: Senior Vice President - Finance


Date:  February 12, 1997

Index to Exhibits


Exhibit  Number and Designation

99.1     Pro Forma Condensed Financial Statements of Providian Bancorp, Inc.
           and Subsidiaries
         Consolidated Financial Statements of Providian Bancorp, Inc. and
           Subsidiaries